First Northwest Bancorp

Investor Deck

2026 Second Quarter Earnings & Strategic Update
July 2026

Forward Looking Statement

This investor presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance and execution on certain strategies, perceived opportunities in the market, potential future credit experience, including our ability to collect, and include, but are not limited to, statements about our plans, objectives, expectations and intentions that are not historical facts, and other statements often identified by words such as "believes," "expects," "anticipates," "estimates," or similar expressions. These forward-looking statements are based upon current management beliefs and expectations and may, therefore, involve risks and uncertainties, many of which are beyond our control. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety of factors including, but not limited to: increased competitive pressures; changes in the interest rate environment; the credit risks of lending activities; pressures on liquidity, including as a result of withdrawals of deposits, declines in the value of our investment portfolio or changes in interest rates; risks related to overall economic conditions; geopolitical events; legislative, regulatory, and policy changes; legal proceedings, regulatory investigations and their resolution; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the section entitled "Risk Factors," and other filings with the Securities and Exchange Commission ("SEC"), which are available on our website at www.ourfirstfed.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that we make in this investor presentation and in the other public statements we make may turn out to be incorrect because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially different from those expressed or implied in any forward-looking statements made by or on our behalf and the Company's operating and stock price performance may be negatively affected. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.

Non-GAAP Measures

This presentation contains financial measures that are not in conformity with generally accepted accounting principles in the United States of America ("GAAP"). Non-GAAP measures are presented where management believes the information will help investors understand the Company's results of operations or financial position and assess trends. Where non-GAAP financial measures are used, the comparable GAAP financial measure is also provided. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures that may be presented by other companies. Other companies may use names similar to those the Company uses for the non-GAAP financial measures the Company discloses but may calculate them differently. Investors should understand how the Company and other companies each calculate their non-GAAP financial measures when making comparisons. Reconciliations of the GAAP and non-GAAP measures are included at the end of this presentation.

Presentation

Information provided in this investor presentation is sourced from Company documents unless otherwise noted. Financial data is as of June 30, 2026, unless otherwise noted. Financial information contained in this presentation is unaudited. Within the charts and tables presented, certain segments, columns, and rows may not sum to totals shown due to rounding.

Deeply Rooted Puget Sound Banking Franchise

First Northwest at a Glance

$2.1B Assets

$1.6B Loans

$1.6B Deposits

- First Fed Bank operates 11 full-service branches with long-standing roots going back to 1923
- Extensive presence and leading deposit market share in western Puget Sound
- Consumer, mortgage, and commercial solutions leverage both in-person and digital delivery channels
- Diversified loan portfolio with no major category exceeding 25% of the mix

Established Presence in Our Legacy Markets [1]

County	Market Rank	Number of Branches	Deposits in Market ($M)	Deposit Market Share (%)	% of Franchise
Clallam [2]	1	8	1,162	41.2%	70.6%
Jefferson	2	1	205	22.5%	11.7%
Market Total		**35**	**3,734**		

Building Presence in Key Puget Sound Markets [1]

County	Market Rank	Number of Branches	Deposits in Market ($M)	Deposit Market Share (%)	% of Franchise
Kitsap	9	2	113	2.7%	6.9%
Whatcom	12	3	147	2.9%	8.9%
Market Total		**509**	**114,765**		

1 – County Deposits & Demographics as of June 30, 2025

2 – Clallam County branches includes online and admin location

Mission:

To position First Fed as a high-performing bank by leveraging data to operate more efficiently, strengthening our core deposit base and generating high-quality, relationship-based loan growth

Strategic Pillars: Transform Operations, Funding, and Growth

Process & Data Efficiency

- Enterprise process mapping
- Automation of key workflows
- Data-driven pricing and analytics

Core Deposit Strategy

- Grow relationship-based deposits
- Strengthen operating account base
- Reduce wholesale funding reliance

Organic Loan Growth Focus

- Relationship-driven lending
- Expand commercial and specialty lending
- Focus on high-quality opportunities

Executing a Disciplined Transformation: 2026 Priorities

Deliberate actions underway to improve efficiency, reposition the balance sheet, and drive sustainable profitability

Cost & Efficiency

- Reduce elevated expense base
- Renegotiate vendor contracts
- Implement automation initiatives to improve back-office functions

Balance Sheet

- Improve the earning asset mix
- Generate disciplined local, core organic loan growth
- Reduce reliance on wholesale funding

Path to Improved Profitability

- Near-term results expected to be uneven as transformation initiatives are implemented
- Profitability expected to improve beginning in 2H26, with continued momentum into 2027

Second Quarter 2026 Highlights

- Net interest margin decreased 8 bps from LQ to 2.95%
- Cost of deposits remained flat with LQ at 2.04%
- Recorded a $337,000 recapture provision for credit losses on loans compared to a recapture of $13,000 in prior quarter
- NPAs decreased to 1.05% of assets from 1.08% LQ
- Gross loan balances hold steady at $1.6 billion
- Loan production showed increasing momentum as new loan fundings and advances were $10.3 million higher than LQ while payoffs were $17.4 million lower than LQ

Second Quarter 2026 Results

EPS	• Net income of $308,000 for the second quarter of 2026 • Diluted EPS of $0.03
Loans	• Gross loans decreased $16.0 million, or 0.98% from LQ • Growth in specialty/Northpointe portfolio mostly offset by further declines in multifamily and residential mortgages
Deposits	• Customer deposits increased $11.3 million, or 0.74% from LQ • Brokered deposits decreased $5.5 million, or 8.59% from LQ
Credit	• NPAs decreased to 1.05% of assets from 1.08% LQ • Classifieds declined to 1.58% of gross loans from 2.12% LQ • Net charge-offs of $177,000 or 0.04% of average loans (annualized)
Capital	• TCE / Tangible Assets* increased to 7.39% from 7.30% in LQ due to a smaller asset base • TBV/share was little changed at $16.52 versus $16.38 in LQ

* Non-GAAP reconciliation provided at the end of this presentation

First Northwest Bancorp

Second Quarter 2026 Results

Selected Financial Data ($ in thousands, except for per share data)	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024
Net Interest Income	$ 14,173	$ 14,440	$ 14,690	$ 14,569	$ 14,193	$ 13,847	$ 14,137	$ 14,020	$ 14,234
Provision for Credit Losses	(539)	77	564	(673)	(361)	7,786	3,655	3,134	8,739
Total Noninterest Income	2,005	2,008	3,690	2,002	2,171	3,777	1,300	1,779	7,347
Total Revenue	**16,178**	**16,448**	**18,380**	**16,571**	**16,363**	**17,624**	**15,437**	**15,800**	**21,581**
Total Noninterest Expense	**16,392**	**16,684**	**16,902**	**17,389**	**12,766**	**19,999**	**14,232**	**15,848**	**15,609**
Income (Loss) before Taxes	325	(314)	914	(146)	3,958	(10,161)	(2,450)	(3,183)	(2,767)
Net Income (Loss)	**308**	**6**	**382**	**802**	**3,661**	**(9,036)**	**(2,810)**	**(1,980)**	**(2,220)**
Earnings Per Share	**0.03**	**0.00**	**0.04**	**0.09**	**0.42**	**(1.03)**	**(0.32)**	**(0.23)**	**(0.25)**
Total Assets	**2,124,835**	**2,133,443**	**2,107,895**	**2,111,373**	**2,195,363**	**2,171,430**	**2,232,006**	**2,255,486**	**2,215,962**
Gross Loans Receivable (ex HFS)	1,613,391	1,629,803	1,629,015	1,624,027	1,665,562	1,658,142	1,695,635	1,736,386	1,697,107
Allowance for Credit Losses on Loans	(16,309)	(16,823)	(16,987)	(16,203)	(18,345)	(20,569)	(20,449)	(21,970)	(19,343)
All Other Assets	527,753	520,464	495,867	503,548	548,146	533,857	556,820	541,069	538,198
Total Liabilities	**1,966,522**	**1,976,477**	**1,950,631**	**1,956,844**	**2,045,630**	**2,024,939**	**2,078,124**	**2,094,697**	**2,057,081**
Total Deposits	1,607,392	1,601,582	1,599,101	1,653,327	1,654,636	1,666,068	1,688,026	1,711,641	1,708,289
Borrowings	313,177	328,160	308,143	259,625	344,108	307,091	336,014	334,994	302,575
Other Liabilities	45,953	46,735	43,388	43,892	46,886	51,779	54,084	48,061	46,218
Total Shareholders' Equity	**158,313**	**156,966**	**157,264**	**154,528**	**149,733**	**146,491**	**153,882**	**160,789**	**158,881**
Net Interest Margin	**2.95%**	**3.03%**	**3.00%**	**2.91%**	**2.83%**	**2.76%**	**2.73%**	**2.71%**	**2.76%**
Effective Tax Rate	5.11%	101.87%	58.27%	649.77%	7.50%	11.07%	-14.67%	37.79%	19.78%
Noninterest Expense to Average Assets	3.18%	3.27%	3.22%	3.23%	2.37%	3.73%	2.57%	2.85%	2.83%

Average Deposits & Recent NIM Trends

($ in millions)


$1,657
$1,636
$1,619
$1,579
$1,580
$244
$251
$248
$241
$238
$1,414
$1,384
$1,371
$1,339
$1,342
2.83%
2.91%
3.00%
3.03%
2.95%
2.31%
2.20%
2.12%
2.04%
2.04%
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Average Interest Bearing
Average Non-Interest Bearing
Total Deposit Cost
NIM

First Northwest Bancorp

Repricing Time Deposits Benefits Margin

Based on current maturities within the portfolio [redacted]

Loan Portfolio Composition



C&I
10%
Commercial
Real Estate
25%
Other
Consumer
13%
Q2 2026
Yield
5.56%
Auto
10%
1-4 Family
22%
Multi-Family
16%
Construction
and Land
Development
4%

Total Loans and Average Yield



$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
5.65%
5.60%
5.55%
5.50%
5.45%
$1,665
$1,623
$1,628
$1,629
$1,613
5.58%
5.54%
5.54%
5.59%
5.56%
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Total Loans (Net)
Average Loan Yield

Loan Trends

- Loan production was increased, as new fundings increased to $30.2 million from $16.5 million in 1Q26
- Draws on existing loans totaled $20.4 million compared to $22.7 million in 1Q26
- Participation in the Northpointe Mortgage Purchase Program increased $2.7 million
- Loan payoffs totaled $21.9 million, decreasing from $39.8 million in 1Q26

First Northwest Bancorp

Core Deposit Composition



Brokered CDs
4%
Noninterest Checking
15%
Interest Checking
9%
Savings
15%
Money Market
29%
Certificate of Deposit
28%
Q2 2026
Cost of Deposits
2.04%

Total Deposits and Average Cost



$1,900
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
2.40%
2.30%
2.20%
2.10%
2.00%
1.90%
1.80%
2.31%
$1,655
$1,653
2.20%
$1,599
2.12%
$1,602
2.04%
$1,607
2.04%
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Total Deposits
Average Cost of Deposits

Deposit Trends

- Total deposits were little changed at $1.60 billion
- Customer deposits increased $11.3 million, or 0.74%, while brokered CDs continued to decline, with balances decreasing $5.5 million
- The average cost of customer interest-bearing deposits increased 3 bps sequentially to 2.32%

Credit Trends – Risk Ratings

Loans by Risk Rating ($ in Millions)	Q2 2026 Balance	% of Total	Q1 2026 Balance	% of Total	Q4 2025 Balance	% of Total	Q3 2025 Balance	% of Total	Q2 2025 Balance	% of Total
Pass (Grades 1-3)	$1,444.9	90%	$1,450.0	89%	$1,454.0	89%	$1,496.7	92%	$1,555.3	93%
Watch (Grade 4)	$120.2	7%	$119.9	7%	$117.2	7%	$88.9	5%	$68.3	4%
Special Mention (Grade 5)	$22.7	1%	$24.8	2%	$21.6	1%	$13.7	1%	$10.2	1%
Substandard (Grade 6)	$25.5	2%	$34.6	2%	$35.3	2%	$23.9	1%	$30.9	2%
Doubtful (Grade 7)	-	0%	-	0%	-	0%	-	0%	-	0%
Loss (Grade 8)	-	0%	-	0%	-	0%	-	0%	-	0%
Total Loans	**$1,613.4**		**$1,629.4**		**$1,628.1**		**$1,623.1**		**$1,664.7**	
Non-performing Loans	$20.7		$21.7		$22.6		$13.4		$20.4	
% of Total Loans	**1.28%**		**1.33%**		**1.39%**		**0.82%**		**1.22%**	

Nonperforming loans decreased $971,000 to $20.7 million at June 30, 2026, from $21.7 million at March 31, 2026. Current quarter activity included principal payments totaling $1.1 million and net charge-offs on nonperforming loans totaling $216,000. The decreases were partially offset by the transition into nonaccrual status of loans totaling $1.1 million across multiple loan categories.

Credit Trends – Allowance for Credit Losses


Allowance for Credit Losses on Loans (ACLL)
($ in Thousands)
Allowance for credit losses
ACL/Loans
$18,345
$16,203
$16,987
$16,823
$16,309
1.10%
1.00%
1.04%
1.03%
1.01%
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026


Net Charge Offs (Recoveries)
($ in Thousands)
$1,830
$1,522
-$318
$150
$178
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026

The reserve rate declined 2 basis points sequentially to 1.01% as of June 30, 2026. The Company recorded a $337,000 recapture of provision expense, reflecting a $444,000 decrease in the pooled loan reserve and a $70,000 decrease in reserves on individually evaluated loans, partially offset by $177,000 in net charge-offs. The change in pooled loan reserve was driven by lower loss factors applied to commercial real estate and multi-family loans combined with decreased loan balances in multi-family and commercial business loans. Decreases to the pooled loan reserve balance were partially offset by higher loss factors applied to commercial business and home equity loan balances at the end of the current quarter. The pooled loan reserve loss rates were impacted by higher unemployment forecasts partially offset by a mild expected improvement in gross domestic product.

Classified Assets Trend Lower

Amortized Cost of Classified Assets ($ in Thousands)	**Q2 2026**	**Q1 2026**	**Q4 2025**	**Q3 2025**	**Q2 2025**
CRE – Office	$ 6,044	$ 6,158	$ 6,306	$ 6,656	$ 6,676
CRE – Multifamily Spokane	4,704	-	-	-	-
CRE – Condo	4,160	4,160	5,139	6,029	8,120
CRE – Gas Station	3,367	3,435	3,435	3,435	4,091
SBA loan - 75% guaranty	2,686	2,686	2,686	3,059	3,149
CRE – Multifamily BI	-	12,781	12,530	-	-
All other classified loans [1]	4,553	5,400	5,209	4,674	8,901
Other real estate owned	1,568	1,380	1,380	1,380	1,380
Total Classified Assets	**$ 27,082**	**$ 36,000**	**$ 36,685**	**$ 25,233**	**$ 32,317**

- **CRE – Office** is a $6.2 million commercial real estate loan, which became a classified loan in the third quarter of 2024
- **CRE – Multifamily Spokane** is a $4.7 million commercial real estate relationship, which became classified in the second quarter of 2026
- **CRE – Condo** is a $4.2 million construction loan, which became a classified loan in the fourth quarter of 2022
- **CRE – Gas Station** is a $3.4 million commercial real estate loan, which became classified in the second quarter of 2025
- **SBA loan - 75% guaranty** is a $2.7 million commercial business loan that carries a 75% SBA guarantee, which became classified in the fourth quarter of 2023
- **CRE – Multifamily BI**, paid off in the second quarter of 2026, was a $12.8 million commercial real estate loan that became a classified loan in the fourth quarter of 2025
- The Bank is exercising legal remedies, including the appointment of a third-party receiver and foreclosure actions, to liquidate the underlying collateral to satisfy the loans which have been included in classified assets for multiple quarters. The Bank is negotiating a modification agreement for CRE – Multifamily Spokane.

1 – Relationships less than $2.5 million. Prior periods also include relationships no longer itemized.

Credit Quality Classified Asset Summary

Classified Assets Schedule as of June 30, 2026

($ in Thousands)	Amortized Cost	% Total Assets	Status
CRE – Office	$ 6,044	0.28%	• Office Building in Fremont, WA • Master lease signed for entire space
CRE – Multifamily Spokane	4,704	0.22%	• Multifamily housing in Spokane, WA • Negotiating a resolution
CRE – Condo	4,160	0.20%	• Condo project located in Bellevue, WA • 18 unit mixed-use project: 13 units sold, 1 unit under contract
CRE – Gas Station	3,367	0.16%	• 2 gas stations near Canadian border • Credit restructured with additional collateral pledge
SBA loan - 75% guaranty	2,686	0.13%	• Working capital loan collateralized by business assets and owner's real estate • SBA guarantee covers $2.0 million of the outstanding balance
All other classified loans	4,553	0.21%	
Other real estate owned	1,568	0.07%	• 5 residential real estate properties
Total Classified Assets	**$ 27,082**	**1.27%**	

Activity since June 30, 2026 includes:

- Sale of two other real estate owned properties

Strong Capital and Liquidity Positions

Capital and Liquidity Ratios

Bank [1]
- 9.6% leverage capital
- 12.4% CET1 capital
- 13.4% total risk-based capital
- 8.5% TCE/TA [2]

Company
- 14.9% primary liquidity
- 37.7% total liquidity

Cash & Borrowings

- Combined $800 million cash and available borrowings [3]
- 14.9% cash as a % of total assets
- 37.7% cash and borrowings immediately available as a % of total assets
- 100.8% loan to deposit ratio



Cash Reserves
(in thousands)
$1,000
$800
$600
$400
$200
$0
$800
$483
$317
Cash Reserves
Available Borrowings
Cash and Cash Equivalents

1 – Bank ratios, preliminary and subject to finalization of the FDIC call report filing
2 – Non-GAAP reconciliation provided at the end of this presentation
3 – Includes Federal Reserve Board, Federal Home Loan Bank, Pacific Coast Bankers Bank, line of credit and wholesale funding capacities

Bank Level Capital Ratios

Equity/Total Assets, Tangible CE/Tangible Assets [1]



Equity/Total Assets
TCE/TA
8.89%
8.80%
8.26%
8.19%
8.12%
8.05%
7.92%
7.86%
8.59%
8.53%
2022 Q2
2023 Q2
2024 Q2
2025 Q2
2026 Q2

Leverage Ratio (as reported on FFIEC Form 051)



10.41%
10.16%
9.38%
9.13%
9.64%
2022 Q2
2023 Q2
2024 Q2
2025 Q2
2026 Q2

Tier 1 Capital Ratio (as reported on FFIEC Form 051)



12.66%
13.10%
12.40%
11.99%
12.38%
2022 Q2
2023 Q2
2024 Q2
2025 Q2
2026 Q2

Total RBC Ratio (as reported on FFIEC Form 051)



13.65%
14.08%
13.49%
13.09%
13.42%
2022 Q2
2023 Q2
2024 Q2
2025 Q2
2026 Q2

1 - Non-GAAP reconciliation provided at the end of this presentation

First Northwest Bancorp

First Fed Executive Team



Curt Queyrouze
President and CEO



David Edelstein
Chief Innovation Officer



Jennifer Gribble
Chief People Officer



Kyle Henderson
Chief Credit Officer



Allison Mahaney
Chief Legal Officer



Phyllis Nomura
Chief Fianancial Officer



Chris Walsh
Chief Banking Officer

Non-GAAP Reconciliations

Equity/Total Assets and Tangible CE/Tangible Assets

	2025 Q2	2025 Q3	2025 Q4	2026 Q1	2026 Q2
	(Dollars in thousands)				
Total shareholders' equity	$ 149,733	$ 154,528	$ 157,264	$ 156,966	$ 158,313
Less: Goodwill and other intangible assets	1,081	1,080	1,062	1,062	1,062
Disallowed non-mortgage loan servicing rights	372	317	302	312	247
Total tangible common equity	$ 148,280	$ 153,131	$ 155,900	$ 155,593	$ 157,004
Total assets	$ 2,195,363	$ 2,111,373	$ 2,107,895	$ 2,133,443	$ 2,124,835
Less: Goodwill and other intangible assets	1,081	1,080	1,062	1,062	1,062
Disallowed non-mortgage loan servicing rights	372	317	302	312	247
Total tangible assets	$ 2,193,910	$ 2,109,975	$ 2,106,531	$ 2,132,070	$ 2,123,526
GAAP Ratio:					
Equity to total assets	6.82%	7.31%	7.46%	7.35%	7.45%
Non-GAAP Ratio:					
Tangible common equity to tangible assets	6.76%	7.26%	7.40%	7.30%	7.39%

Bank Equity/Total Assets and Tangible CE/Tangible Assets

	2025 Q2	2025 Q3	2025 Q4	2026 Q1	2026 Q2
	(Dollars in thousands)				
Total shareholders' equity	$ 172,716	$ 178,379	$ 179,586	$ 179,321	$ 180,916
Less: Goodwill and other intangible assets	1,081	1,080	1,062	1,062	1,062
Disallowed non-mortgage loan servicing rights	372	317	302	312	247
Total tangible common equity	$ 171,263	$ 176,981	$ 178,223	$ 177,948	$ 179,607
Total assets	$ 2,181,154	$ 2,100,262	$ 2,089,286	$ 2,115,024	$ 2,106,429
Less: Goodwill and other intangible assets	1,081	1,080	1,062	1,062	1,062
Disallowed non-mortgage loan servicing rights	372	317	302	312	247
Total tangible assets	$ 2,179,701	$ 2,098,865	$ 2,087,923	$ 2,113,650	$ 2,105,120
GAAP Ratio:					
Equity to total assets	8.13%	8.49%	8.59%	8.47%	8.58%
Non-GAAP Ratio:					
Tangible common equity to tangible assets	7.86%	8.45%	8.54%	8.42%	8.53%